GTE LEASING CORPORATION
                             PROMISSORY NOTE NO. 002

                                1123 Western Ave
                                ----------------
                            (Street Address of Maker)

                          Mill Valley, Marin, CA 94941
                        ---------------------------------
                          (Town) (County) (State) (zip)

FOR VALUE RECEIVED, U.S. Wireless Data, Inc. (hereafter called "Maker") promises to pay to the order of GTE Leasing Corporation (hereafter called "Payee") at the address set forth below or at such other place as Payee or the holder hereof may designate, the sum of Eighty Thousand and no/100 Dollars ($80,000.00) which sum comprises both principal and interest at the rate of 11.81% per annum, in 36 consecutive monthly installments of $2,650.00 each. The first installment shall be due and payable on 15th day of the month following receipt of the certificate of acceptance with the balance of installments payable on even date of each succeeding month thereafter until this note is fully paid.

If any installment is not paid within 10 days after due date, Maker agrees to pay a late charge at the annual rate of 18% on, and in addition to, the amount of said installment, but not exceeding the maximum lawful charges.

If Maker fails to make payment of any amount due hereunder within 10 days after same becomes due and payable, then Maker agrees that the entire unpaid balance of this note shall become due and payable at the option of the holder hereof together with interest thereon at an annual rate of 18% from such accelerated maturity until paid, but not exceeding the lawful maximum, if any.

The undersigned and all endorsers or any others who may at any time become liable for the payment hereof hereby consent to any and all extensions of time, renewals, waivers, modifications, substitutions or releases of security that may be granted or consented to by the Payee or holder hereof with regard to time of payment of this note or any other provision hereof. The undersigned and all endorsers hereby severally waive presentment, demand for payment, protest and notice of protest, notice of dishonor and all other notices in connection with this note and agree to pay, if permitted by law, all expenses incurred in collection, including reasonable attorneys' fees, if placed with an attorney for collection, and hereby waive all benefits of valuation and appraisement. The undersigned and all endorsers authorize, irrevocably, any attorney of any court of record to appear for the undersigned and all endorsers in said court, and confess judgment without process in favor of the holder of this note for such amount as may appear to be unpaid thereon. The undersigned and all endorsers also expressly waive all benefit under the exemption laws of the state in which such judgment is sought and waive all errors in any such proceedings and consent to immediate execution upon such judgment, hereby ratifying and confirming all that said attorney may do by virtue hereof.

The undersigned authorizes Payee to receive monthly installments on this note and all other outstanding notes directly from Nova Information Systems, Inc.("Nova ), as identified on a Member Service Provider Sales and Service Credit Card Processing Agreement between Nova and Maker signed on February 7, 1997, via ACH to a Bank Account designated by GTE Leasing on the 15 of each month. Furthermore, under any circumstances should the Agreement be terminated, Maker, without being relieved of any obligations under this note and any supplemental documents, authorizes Nova to continue to remit monthly installments to the Payee and authorizes Payee the right to receive monthly installments until such time that all obligations are satisfied and paid in full.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the 6th day of August 1997.

                                        U.S. Wireless Data, Inc.
                                        ------------------------
                                        (Type or print name of Maker)

                                        By: Rod Stambaugh
                                        -----------------
                                        (Signature of Authorized Representative

                                        Its:President and CEO
                                        ---------------------
                                        (Title)

                             GTE LEASING CORPORATION

                               SECURITY AGREEMENT



Undersigned,                U.S. Wireless Data.  Inc.
                   -------------------------------------------
                            (Print Name of Customer)


                   1123 Western Avenue, Mill Valley. CA 94941

                                       or

                             5700 Flatiron Parkway
                               Boulder, CO 80301
                   -------------------------------------------
                             (Address, City, State)

herein called "Customer", hereby agrees with GTE Leasing Corporation herein called GTELC, of 19845 U.S. Hwy. 31 N., Westfield, IN 46024-as follows:

    1.   Concurrently   herewith,   GTELC  lent  Customer  and  Customer  hereby
         acknowledges receipt of $ Eighty Thousand and no/100 Dollars ($80,000.00) evidenced by Promissory Note of even date herewith, executes by Customer payable to the order of GTELC, with interest as provided therein (principal and accrued interest are herein referred to as "Indebtedness").

    2. As security for the payment by Customer of the Indebtedness and all other indebtedness now or hereafter owing by Customer to GTELC, and the performance by Customer of the covenants, warranties and agreements contained herein, and any other agreements between GTELC and Customer, Customer hereby grants, sells, assigns, conveys, warrants, mortgages and confirms to GTELC and gives and agrees that GTELC does and shall have a security interest under the Uniform Commercial Code, in all of the following described personal property (herein called "Collateral"):

                            DESCRIPTION OF COLLATERAL

200 ea. Tranz Enabler - Wireless CDPD Transmission Devices per attached Schedule
--------------------------------------------------------------------------------

         The right to receive proceeds from the contract by and between Nova Information Systems and Maker dated February 7,1997

      3. Customer warrants that it is or will be the owner of Collateral free and clear of any liens or encumbrances, except for the security interest provided for herein; and will keep and maintain the same free and clear of all encumbrances, charges and liens except as herein provided.

      4. Collateral will not be moved from the state where it is currently located, nor will it be sold or otherwise disposed of without prior written consent of GTELC.

      5. Customer will keep and maintain Collateral in good order and repair and working condition at all times.

      6. At Customer's own cost and expense, it will have and maintain insurance at all times against hazards, with companies in amounts and in form acceptable to GTELC with insurance policies endorsed to make the same payable first to GTELC, as its interest may appear. In the event of any loss thereunder, the carriers owned therein hereby are directed by Customer to make such payment for loss to GTELC and not to Customer and GTELC jointly. If any insurance losses be paid by check, draft or other instrument payable to Customer and GTELC jointly, GTELC may endorse the name of Customer thereon and do such other things as it may deem desirable in order to reduce the same to cash. All loss recoveries received by GTELC upon any such insurance may be applied and credited by GTELC at its discretion, to the indebtedness or to any other amounts owing from Customer to GTELC.

7. If Customer fails to keep Collateral free and clear of all encumbrances, liens and charges, except as herein provided, or to pay tax or public charges thereon, or to keep the same in good order or repair, or fully insured as herein required, then GTELC, at its discretion, may discharge such encumbrances, liens or other charges, or pay such taxes or other public charges, or procure and maintain such insurance or make such repairs as may deem advisable. All sums of money thus expended, and all other monies paid by GTELC at its discretion, to protect its interest in the Collateral shall be repayable by Customer to GTELC on demand, and if not so repaid, shall be added to the Indebtedness, bear interest, and be secured in like manner as the Indebtedness.

8. Customer confirms that the security interest of GTELC in other equipment, chattels and personal property of Customer under any other agreements between GTELC and Customer is also security of Customer's obligations hereunder.

9. None of the terms or conditions herein or any agreements or contracts between Customer and GTELC are in violation of any provision of the Certificate of Incorporation or By-Laws of Customer or any agreements Customer may have with any third party; and the execution and delivery hereof, and of other agreements or writings with or to GTELC have been duly authorized by appropriate corporate action. Customer will at all times comply with all acts, laws, rules and regulations of any federal, state or public authorities to which Customer is subject.

10. Upon Customer's default in the payment of any principal or interest under the Note, when due, or default or branch of any of the provisions hereof, or in the payment performance of any obligations of Customer to GTELC, or it Customer becomes insolvent, ceases doing balances as a going concern, or commits an act of bankruptcy, or if a petition under the Bankruptcy Code or any amendment thereof or any state insolvency law be filled by Customer or against Customer and be not dismissed within thirty (30) days, or an attachment or tax lien be filed against to the satisfaction of GTELC, then as the election of GTELC, the entire unpaid indebtedness shall immediately become due and payable without notice, and if not paid, GTELC at any time then or thereafter, in its discretion, may lawfully enter any of Customer's premises or other premises on which the Collateral is located and lawfully remove the Collateral to such place as GTELC may deem advisable, or require Customer to make any or all such Collateral available at such place as GTELC may direct, and, upon five (5) days written notice to Customer, sell the Collateral, or any part thereof, at public auction, in one or more sales, at such price or prices and upon such terms either for cash, credit or future delivery as GTELC may elect, and at any such public sale or sales GTELC may bid for and become the purchaser of any or all such Collateral, and/or upon five
          (5) days written notice to Customer of the date and details of such sale or sales, sell the Collateral or any part thereof, at private sale or sales, at any time or place, in one or more sales, at such price for prices, and upon such terms, either for cash, credit or future delivery, as GTELC may elect, and/or foreclose its security interest in the Collateral in any way permitted by law. The proceeds of such sales may be applied by GTELC, at its discretion, to the payment of Customer's obligations to GTELC, including interest, attorneys' reasonable fees and all reasonable cost and expenses incurred by GTELC in connection therewith. In connection with the notices given of such sales, it is agreed that in all instances five
          (5) days written notice is reasonable notice. GTELC may enforce its security interest hereunder either alternately or concurrently with its rights under other agreements between it and Customer and shall have the full right to realize upon all available collateral, collecting on the same or instituting procedures in connection therewith, until GTELC has received payment in full of all amounts owing to it under any of its agreements with Customer, including principal, interest, costs and expenses. Any surplus remaining after payment in full of all Indebtedness of Customer to GTELC shall be paid by GTELC to Customer along with the reassignment of any remaining Collateral.

11. Any delay on the part of GTELC in exercising any power, privilege or right hereunder or under any instrument executed by Customer to GTELC in connection herewith shall not operate as a waiver thereof and no single or partial exercise of any power, privilege or right shall preclude other or further exercise thereof, or the exercise of any other power, privilege or right. The waiver by GTELC of any default by Customer shall not constitute a waiver of any subsequent defaults, but shall be restricted to the default so waived. If any part of this Agreement shall be contrary to any law which GTELC might seek to apply or enforce or should otherwise be defective, the other provisions of this Agreement shall not be affected thereby, but shall continue in full force and effect. All rights, remedies and powers of GTELC hereunder are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all rights, remedies and powers given hereunder or in or by any other instruments or any laws now existing or hereafter enacted.

12. Customer shall pay all out-of-pocket expenses and all costs of any nature whatsoever incurred by GTELC in connection with the making of this loan, including, but not limited to, all filing fees and recording costs, stamp taxes and attorneys' fees actually incurred.

13. Customer including any guarantor hereunder, hereby waives presentment, demand, protest, notice of protest, and non-payment or dishonor, notice of the sale of any collateral security and all benefits of valuation, appraisement, and all exemption laws now in force or hereafter passed, including stay of execution and condemnation.

14. This Agreement shall apply and inure to the benefit of and bind the successors and assigns of Customer and GTELC, and the terms "Customer" and "GTELC" include and mean, respectively, the successors and assigns of Customer and GTELC.

IN WITNESS WHEREOF, Customer has caused this Agreement to be duly executed on the day and year first above written.


                                                        U.S. Wireless Data, Inc.
                                                                      (Customer)